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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                September 3, 2003
                        (Date of earliest event reported)

                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-14039              64-0844345
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)

                                 (601) 442-1601
              (Registrant's telephone number, including area code)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits


EXHIBIT NUMBER                        TITLE OF DOCUMENT
--------------     ------------------------------------------------------------
          99.1     Press release dated September 3, 2003 announcing that Callon
                   Petroleum Company has signed an agreement to participate in the formation of a limited liability company which will own a 75% undivided interest in the deepwater production spar on the Medusa Field located in the Gulf of Mexico.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Callon Petroleum Company made the press releases attached hereto as
Exhibit 99.1 on September 3, 2003, announcing that Callon Petroleum Company has signed an agreement to participate in the formation of a limited liability company which will own a 75% undivided interest in the deepwater production spar on the Medusa Field located in the Gulf of Mexico.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

         Not applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALLON PETROLEUM COMPANY

September 4, 2003                           By: /s/ John S. Weatherly
                                                -------------------------
                                                John S. Weatherly
                                                Senior Vice President and
                                                Chief Financial Officer

                                                                               3
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                                  EXHIBIT INDEX

EXHIBIT NUMBER                        TITLE OF DOCUMENT
--------------     ------------------------------------------------------------
          99.1     Press release dated September 3, 2003 announcing that Callon
                   Petroleum Company has signed an agreement to participate in the formation of a limited liability company which will own a 75% undivided interest in the deepwater production spar on the Medusa Field located in the Gulf of Mexico.

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